UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	August 29, 2018 (August 28, 2018)

SILVER BULL RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-33125	91-1766677
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

777 Dunsmuir Street, Suite 1610 Vancouver, B.C.		V7Y 1K4
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	604-687-5800

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) Amendments to Amended and Restated Employment Agreements.
On August 28, 2018, the Company entered into an amendment (an “Amendment”) to the amended and restated employment agreement, as amended (the “Employment Agreement”), with each of Brian Edgar, the Company’s Chairman, Timothy Barry, the Company’s Chief Executive Officer, and Sean Fallis, the Company’s Chief Financial Officer, effective as of August 1, 2018.
Brian Edgar
The Amendment entered into with Mr. Edgar revised the “Change of Control” definition to include transactions in which: (i) the Company consummates a consolidation or merger in which the shareholders of the Company immediately prior to the transaction own less than 80% of the outstanding voting power of the Company following the transaction, and (ii) the Company’s Chief Executive Officer resigns or is terminated as a result of such transaction.
The foregoing description of the Amendment to Mr. Edgar’s Employment Agreement is qualified in its entirety by reference to the Amendment to Amended and Restated Employment Agreement attached hereto as Exhibit 10.1, which is hereby incorporated by reference into this Item 5.02.
Timothy Barry
The Amendment entered into with Mr. Barry revised the “Change of Control” definition to expand the list of qualifying transactions, as described above. The Amendment also increased Mr. Barry’s base salary from CAD$216,000 to CAD$275,000.
The foregoing description of the Amendment to Mr. Barry’s Employment Agreement is qualified in its entirety by reference to the Amendment to Amended and Restated Employment Agreement attached hereto as Exhibit 10.2, which is hereby incorporated by reference into this Item 5.02.
Sean Fallis
The Amendment entered into with Mr. Barry revised the “Change of Control” definition to expand the list of qualifying transactions, as described above. The Amendment also increased Mr. Fallis’s base salary from CAD$180,000 to CAD$225,000.
The foregoing description of the Amendment to Mr. Fallis’s Employment Agreement is qualified in its entirety by reference to the Amendment to Amended and Restated Employment Agreement attached hereto as Exhibit 10.3, which is hereby incorporated by reference into this Item 5.02.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.
Exhibit No.	Description
10.1	Amendment to Amended and Restated Employment Agreement, dated August 28, 2018, by and between the Company and Brian Edgar.
10.2	Amendment to Amended and Restated Employment Agreement, dated August 28, 2018, by and between the Company and Timothy Barry.
10.3	Amendment to Amended and Restated Employment Agreement, dated August 28, 2018, by and between the Company and Sean Fallis.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: August 29, 2018

SILVER BULL RESOURCES, INC.

	By:	/s/ Sean Fallis
	Name:	Sean Fallis
	Title:	Chief Financial Officer